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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 23, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                                   333-100675                                     36-4509743
------------------------------                 ------------------------                      ---------------------------
 (State or Other Jurisdiction                        (Commission                                  (I.R.S. Employer
      of Incorporation)                              File Number)                                Identification No.)

60 Wall Street
New York, NY                                                                                            10019
------------------------------                                                               ---------------------------
    (Address of Principal                                                                            (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 250-7010







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


                                       -2-


Item 5.  Other Events.
         -------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (no. 335-100675) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-3.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

                  (a)      Financial Statements.
                           ---------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           --------------------------------

                           Not applicable.

                  (c)      Exhibits
                           --------



                         Item 601(a) of
                         Regulation S-K
      Exhibit No.          Exhibit No.                   Description
      -----------          -----------                   -----------
           1                   23              Consent of KPMG LLP, independent
                                               auditors of Ambac Assurance
                                               Corporation and subsidiaries.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2004


                                         DEUTSCHE MORTGAGE SECURITIES, INC.


                                         By:     /s/ Michael Commaroto
                                            ----------------------------------
                                         Name:   Michael Commaroto
                                         Title:  President


                                         By:     /s/ Peter Cerwin
                                            ----------------------------------
                                         Name:   Peter Cerwin
                                         Title:  Vice President

                                  EXHIBIT INDEX



                      Item 601(a) of        Sequentially
                      Regulation S-K        Numbered
Exhibit Number        Exhibit No.           Description                Page
--------------        -----------           -----------                ----
1                     23                    Consent of KPMG            6
                                            LLP,
                                            independent
                                            auditors of
                                            Ambac
                                            Assurance
                                            Corporation
                                            and
                                            subsidiaries.

                                       -6-
                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-100675) of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-3 (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated April 23, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.


/s/ KPMG LLP
------------

KPMG LLP
New York, New York
April 23, 2004